LOSS PER SHARE	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Earnings Per Share [Abstract]
LOSS PER SHARE

11. LOSS PER SHARE

Anti-dilutive securities, which are convertible into or exercisable for the Company’s Common Stock, consisted of the following:

	September 30,
	2025	2024
Warrants	140,922,530	140,961,864
Convertible preferred stock	1,250,000,000	1,250,000,000
Total	1,390,922,530	1,390,961,864

13. LOSS PER SHARE

In accordance with ASC 260, Earnings Per Share, the basic loss per common share is computed by dividing the net loss available to common stockholders by the weighted average number of Common Stock outstanding. Diluted loss per common share is computed similar to basic loss per common share except that the denominator is increased to include the number of additional shares of Common Stock that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

The Company excluded the potential Common Stock equivalents outstanding from the calculation of diluted weighted average net loss per share for each of the years ended December 31, 2024, and 2023, which would be anti-dilutive due to the net loss from continuing operations in those periods.

Anti-dilutive securities, which are convertible into or exercisable for the Company’s Common Stock, consisted of the following as of December 31, 2024, and 2023:

	December 31,
	2024	2023
Warrants	140,955,729	116,010.720
Convertible notes	-	-
Convertible preferred stock	1,250,000,000	1,250,000,000
Total	1,390,955,729	1,366,010,720